                                                                                             EXHIBIT 10.2
                                                                                             Execution Copy

                                       O'SULLIVAN INDUSTRIES, INC.,

                                O'SULLIVAN FURNITURE FACTORY OUTLET, INC.,

                                                    AND

                                  O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

               (referred to herein individually as "GRANTOR" and collectively as "GRANTORS")

                                                    and

                                   general electric capital corporation,
                                                 as Agent
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                                              SECURITY AGREEMENT
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                                                SECURITY AGREEMENT

THIS SECURITY AGREEMENT,  dated as of September 29, 2003  (this "Agreement"),  by and among O'SULLIVAN  INDUSTRIES,
INC., a Delaware  corporation  ("OSI"),  O'SULLIVAN FURNITURE FACTORY OUTLET, INC., a Missouri corporation ("OSF"),
O'SULLIVAN  INDUSTRIES  -  VIRGINIA,  INC.,  a Virginia  corporation  ("OSV" and  together  with OSI and OSF,  each referred  to  herein  individually  as a  "Borrower  and  collectively  as  "Borrowers"  each  referred  to  herein individually as a "Grantor" and collectively as "Grantors") and GENERAL ELECTRIC  CAPITAL  CORPORATION,  a Delaware
corporation,  in its capacity as Agent (in such  capacity,  "Agent") for itself and Lenders from time to time party to the Credit Agreement as defined below ("Lenders").

WHEREAS:

(A)      Pursuant to that certain Credit  Agreement  dated as of the date hereof  (including all annexes,  exhibits and schedules thereto,  and as from time to time amended,  restated,  supplemented or otherwise  modified, the  "Credit  Agreement")  by and among  Grantors,  Agent and  Lenders,  the  Lenders  have agreed to make available to Borrowers, upon the terms and conditions thereof, a certain revolving credit facility;

(B)      Borrowers  wish to borrow  certain Loans and cause  certain  Letters of Credit to be issued (as such terms are defined in the Credit Agreement); and

(C)      in order to induce Agent and Lenders to make the Loans and to incur the Letter of Credit  Obligations  (as defined  in the Credit  Agreement)  to be made and  incurred  by  Lenders  as  provided  for in the Credit
         Agreement,  each Grantor has agreed to grant a continuing Lien on the Collateral (as hereinafter  defined)
         to secure the Obligations.

NOW,  THEREFORE,  in  consideration  of the premises and mutual  covenants  herein contained and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged,  the parties hereto agree as follows:

1.       DEFINED TERMS

(a)      All  capitalized  terms used but not  otherwise  defined  herein  have the  meanings  given to them in the
                  Credit  Agreement  or in Annex A thereto.  All other terms  contained in this  Agreement,  unless the context  indicates  otherwise,  have the meanings  provided for by the Code to the extent the same are used or defined therein.

(b)      "Indenture  Requirement"  means any covenant or agreement,  contained in the Senior Notes Indenture or any
                  "Note Security  Document" as defined therein,  as to Trustee First Lien  Collateral,  performance by a Grantor with which would  preclude  performance  by such  Grantor as to such  Trustee  First
                  Lien Collateral with a covenant under this Agreement.

(c)      "Uniform  Commercial Code  jurisdiction"  means any jurisdiction that has adopted all or substantially all of  Article  9 as  contained  in the  2000  Official  Text of the  Uniform  Commercial  Code,  as
                  recommended by the National  Conference of  Commissioners  on Uniform State Laws and the American
                  Law Institute, together with any subsequent amendments or modifications to the Official Text.

2.       GRANT OF LIEN

(a)      To secure the prompt and complete  payment,  performance  and observance of all of the Obligations and all obligations,  liabilities,  and  indebtedness  of Grantors  arising  under this  Agreement,  each
                  Grantor  hereby grants,  assigns,  conveys,  mortgages,  pledges,  hypothecates  and transfers to
                  Agent,  for itself and the benefit of Lenders,  a Lien upon all of its right,  title and interest in, to and under all  personal  property and other  assets,  whether now owned by or owing to, or hereafter  acquired  by or arising in favor of such  Grantor  (including  under any trade  names, styles or  derivations  thereof),  and whether owned or consigned by or to, or leased from or to, such  Grantor,  and  regardless  of where  located (all of which being  hereinafter  collectively referred to as the "Collateral"), including:

(i)      all Accounts;

(ii)     all Chattel Paper;

(iii)    all Documents;

(iv)     all General  Intangibles  (including  trademarks,  patents,  copyrights,  other intellectual  property and licenses thereof, payment intangibles and Software);

(v)      all Goods (including Inventory, Equipment and Fixtures);

(vi)     all Instruments;

(vii)    all Investment Property;

(viii)   all Deposit  Accounts (as defined in the Code) of such  Grantor,  including  all blocked  accounts and all other bank accounts and all deposits therein;

(ix)     all money, cash or Cash Equivalents of such Grantor;

(x)      all Supporting  Obligations (as defined in the Code) and Letter-of-Credit  Rights (as defined in the Code)
                           of such Grantor;

(xi)     all Intercompany Notes; and

(xii)    to the extent not otherwise  included,  all Proceeds,  tort claims,  insurance  claims and other rights to payments not  otherwise  included in the foregoing and products of the foregoing and all accessions to,  substitutions  and  replacements  for, and income,  benefits,  rents and profits of, each of the foregoing  and, to the extent  related to any of the  foregoing,
                           all  books,   correspondence,   credit  files,  records,   invoices,  and  other  papers
                           (including  without  limitation  all tapes,  cards,  computer  runs and other papers and documents  in the  possession  or under the  control  of such  Grantor  or any  computer bureau or service company from time to time acting for such Grantor);

                  provided, that the Collateral shall not include Excluded Assets.

(b)      In addition,  to secure the prompt and complete  payment,  performance  and observance of the  Obligations and all obligations,  liabilities and indebtedness of Grantors arising under this Agreement,  and in order to induce Agent and Lenders as  aforesaid,  each  Grantor  hereby  grants to Agent,  for itself and the benefit of Lenders,  a right of setoff  against the  property of such Grantor held by Agent or any Lender,  consisting of property  described above in Section 2(a) now or hereafter in the  possession  or  custody  of or in  transit  to  Agent  or any  Lender,  for any  purpose, including  safekeeping,  collection or pledge,  for the account of such  Grantor,  or as to which such Grantor may have any right or power.

3.       AGENT'S AND LENDERS' RIGHTS:  LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS

(a)      It is  expressly  agreed by each  Grantor  that,  anything  herein or in any other  Loan  Document  to the contrary  notwithstanding,  each  Grantor  shall  remain  liable  under  each  of its  respective
                  Contractual  Obligations,  including all Licenses,  to observe and perform all the conditions and obligations  to be observed and  performed by it  thereunder.  Neither Agent nor any Lender shall have any  obligation or liability  under any  Contractual  Obligation by reason of or arising out of this  Agreement  or any other Loan  Document or the  granting  herein of a Lien thereon or the receipt by Agent or any Lender of any payment  relating to any  Contractual  Obligation  pursuant hereto.  Neither  Agent nor any Lender  shall be required or  obligated  in any manner to perform or  fulfill  any  of  the  obligations  of any  Grantor  under  or  pursuant  to any  Contractual
                  Obligation,  or to make any payment,  or to make any inquiry as to the nature or the  sufficiency of any  payment  received  by it or the  sufficiency  of any  performance  by any party under any
                  Contractual  Obligation,  or to present or file any  claims,  or to take any action to collect or enforce any  performance  or the payment of any amounts  which may have been assigned to it or to which it may be entitled at any time or times.

(b)      Agent may at any time  after an Event of  Default  has  occurred  and is  continuing  (or if any rights of set-off  (other than set-offs  against an Account  arising under the Contract  giving rise to the same Account) or contra  accounts may be asserted with respect to the  following),  without prior notice to any Grantor,  notify each Grantor's  Account Debtors and all other Persons obligated on any of the  Collateral  that Agent has a security  interest  therein,  and that payments shall be made directly to Agent,  for itself and the benefit of Lenders.  Upon the request of Agent,  each
                  Grantor  shall so notify its  Account  Debtors and other  Persons  obligated  on the  Collateral.
                  Once any such  notice has been  given to any  Account  Debtor or other  Person  obligated  on the
                  Collateral,  none of the Grantors shall give any contrary  instructions to such Account Debtor or other Person without Agent's prior written consent.

(c)      Agent  may at any  time in  Agent's  own  name,  in the name of a  nominee  of Agent or in the name of any
                  Grantor communicate (by mail,  telephone,  facsimile or otherwise) with Account Debtors,  parties to  Contractual  Obligations  and obligors in respect of Instruments to verify with such Persons, to Agent's  satisfaction,  the  existence,  amount,  terms of, and any other matter  relating to,
                  Accounts,  Instruments,  Chattel Paper and/or payment  intangibles.  If an Event of Default shall have occurred and be continuing,  each Grantor,  at its own expense,  shall cause the independent certified  public  accountants  then  engaged by such Grantor to prepare and deliver to Agent and each  Lender  at any time and from time to time  promptly  upon  Agent's  request  the  following reports with respect to such Grantor:  (i) a  reconciliation  of all  Accounts;  (ii) an aging of all Accounts;  (iii) trial balances;  and (iv) a test  verification of such Accounts as Agent may request.  Each Grantor,  at its own expense,  shall deliver to Agent the results of each physical verification,  if any,  which such Grantor may in its  discretion  have made, or caused any other
                  Person to have made on its behalf, of all or any portion of its Inventory.

4.       REPRESENTATIONS AND WARRANTIES

         Each Grantor, jointly and severally, represents and warrants that:

(a)      Each Grantor has rights in and the power to transfer  each item of the  Collateral  upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

(b)      No  effective  security  agreement,  financing  statement,  equivalent  security  or  Lien  instrument  or continuation  statement  covering  all or any part of the  Collateral  is on file or of record in any  public  office,  except  such as may have been  filed (i) by any  Grantor  in favor of Agent pursuant  to this  Agreement  or the other  Loan  Documents,  (ii) in  connection  with any other
                  Permitted  Encumbrances  and (iii) by any Grantor in favor of the Senior Notes  Trustee on behalf of itself and the holders of the Senior Notes in  accordance  with the  intercreditor  provisions of the Senior Notes Indenture and the Intercreditor Agreement.

(c)      This  Agreement  is  effective  to  create a valid  and  continuing  Lien on and,  upon the  filing of the appropriate  financing  statements  in the  filing  offices  listed on  Schedule  I hereto or the entering into of three-party  control  agreements,  as  applicable,  a perfected Lien in favor of
                  Agent,  for itself and the benefit of Lenders,  on the  Collateral  with  respect to which a Lien may be perfected by filing  pursuant to the Code.  Such Lien is prior to all other Liens,  except
                  (i)  Permitted  Encumbrances  that  would be prior to Liens in favor of Agent for the  benefit of
                  Agent and  Lenders  as a matter  of law and (ii) to the  extent  that the  security  interest  in
                  Collateral has been  subordinated to the prior Lien of the Trustee First Lien Collateral,  and is enforceable  as such as against any and all creditors of and  purchasers  from any Grantor (other than  purchasers  and lessees of Inventory in the ordinary  course of business and  non-exclusive licensees of General  Intangibles  in the  ordinary  course of  business).  All action by each of the  Grantors  necessary  or  desirable  to  protect  and  perfect  such Lien on each item of the
                  Collateral has been duly taken.

(d)      Schedule  II  hereto  lists  all  Instruments,  Documents,  Letter  of Credit  Rights  and  Chattel  Paper
                  (including  any  Intercompany  Notes) of each Grantor.  All actions by each Grantor  necessary or desirable  to  protect  and  perfect  the Lien of Agent on each  item set  forth on  Schedule  II
                  (including  the  delivery  of all  originals  thereof to Agent and the  legending  of all Chattel
                  Paper as required  by Section  5(b)  hereof)  have been duly  taken.  The Lien of Agent,  for the benefit of Agent and  Lenders,  on the  Collateral  listed on  Schedule II hereto is prior to all other  Liens,  except  (i)  Permitted  Encumbrances  that would be prior to the Liens in favor of
                  Agent as a matter of law and (ii) to the extent  that the  security  interest in  Collateral  has been  subordinated to the prior Lien of the Trustee First Lien Collateral,  and is enforceable as such against any and all creditors of and purchasers from each Grantor.

(e)      Each  Grantor's  name as it  appears  in  official  filings  in the  state of its  incorporation  or other organization,  all prior names of each  Grantor,  as they  appeared from time to time in official filings  in the  state of its  incorporation  or other  organization,  the type of entity of each
                  Grantor (including corporation,  partnership,  limited partnership or limited liability company), organizational  identification  number  issued  by  each  Grantor's  state  of  incorporation  or organization  or a  statement  that no such  number  has been  issued,  each  Grantor's  state of organization or  incorporation,  the mailing  address of each Grantor as of the date hereof,  the location of each Grantor's chief executive  office,  principal place of business,  other offices, all  warehouses  and premises  where  Collateral is stored or located,  and the locations of each
                  Grantor's books and records  concerning the Collateral are set forth on Schedule IIIA,  Schedule
                  IIIB and Schedule  IIIC,  respectively,  hereto.  Each Grantor is a registered  organization  and has only one state of incorporation.

(f)      With respect to the Accounts (i) they  represent  bona fide sales of Inventory or rendering of services to
                  Account  Debtors in the ordinary  course of each  Grantor's  business and are not  evidenced by a judgment,  Instrument  or Chattel  Paper;  (ii) except as disclosed to Agent or as to which there would not be a Material  Adverse Effect,  there are no set-offs,  claims or disputes  existing or asserted  with respect  thereto and none of the Grantors has made any  agreement  with any of its
                  Account Debtors for any extension of time for the payment  thereof,  any compromise or settlement for less than the full amount  thereof,  any release of any of its Account Debtors from liability therefor,  or any deduction  therefrom  except a discount or allowance  allowed by any Grantor in the  ordinary  course of its business for prompt  payment and  disclosed to Agent;  (iii) to each
                  Grantor's  knowledge,  there are no facts,  events or  occurrences  which in any way  impair  the validity or  enforceability  thereof or could reasonably be expected to reduce the amount payable thereunder  to the  extent  that  there  would  be a  Material  Adverse  Effect  as shown on such
                  Grantor's books and records and any invoices,  statements or other  collateral  report  delivered to Agent and Lenders with respect  thereto;  (iv) none of the Grantors has received any notice of proceedings or actions which are threatened or pending  against any of its Account  Debtors which might result in any adverse change in such Account Debtor's  financial  condition and which would have a Material  Adverse  Effect on any of the  Grantors;  (v) none of the Grantors has knowledge that any of its Account  Debtors is unable  generally to pay its debts as they become due,  which inability  would result in a Material  Adverse Effect on Grantors;  and (vi) they  constitute the legally valid and binding  obligation of the applicable  Account Debtors.  Further,  with respect to the Accounts (x) the amounts shown on all invoices,  statements  or other  collateral  reports which may be  delivered  to Agent with  respect  thereto are  actually  owing to such  Grantor as indicated thereon and are not in any way contingent,  except for such  contingencies as may exist under trade  custom and  practice;  (y) no  payments  have been or shall be made  thereon  except payments  immediately  delivered to the applicable blocked accounts or Agent as required pursuant to the terms of Annex C to the Credit  Agreement;  and (z) to each  Grantor's  knowledge,  all of its Account Debtors have the capacity to contract.

(g)      With  respect  to any  Inventory,  (i)  such  Inventory  is  located  at one of the  applicable  Grantor's locations set forth on Schedule  IIIA,  Schedule IIIB or  Schedule IIIC  hereto,  as  applicable,
                  (ii) no  Inventory  is now,  or shall  at any time or times  hereafter  be  stored  at any  other location without prior notice to Agent, and the applicable  Grantor will  concurrently  therewith obtain,  to  the  extent  required  by the  Credit  Agreement,  bailee,  landlord  and  mortgagee agreements,  (iii) each  Grantor has good,  indefeasible and merchantable  title to its Inventory and such  Inventory  is not  subject to any Lien or  security  interest  or  document  whatsoever except  for the Lien  granted to Agent,  for the  benefit  of Agent and  Lenders,  and except for
                  Permitted  Encumbrances,  (iv) except as  specifically  disclosed to Agent,  such Inventory is of good and merchantable  quality,  free from any defects,  (v) such Inventory is not subject to any licensing,  patent,  royalty,  trademark,  trade  name or  copyright  agreements  with any  third parties  that would  require  any consent of any third  party upon sale or other  disposition  of that  Inventory  or the  payment  of any  monies  to any  third  party  upon  such  sale or other disposition,  and  (vi) the  completion  of  manufacture,  sale  or  other  disposition  of  such
                  Inventory  by Agent  following  an Event of Default  shall not  require the consent of any Person and shall not  constitute  a breach or  default  under any  contract  or  agreement  to which any
                  Grantor is a party or to which such property is subject.

(h)      Schedule  IVA sets  forth  under the name of each  Grantor a complete  and  correct  list of all  Patents,
                  Trademarks  and  Copyrights  owned by such  Grantor  on the date  hereof;  and all  registrations listed in  Schedule  IVA are valid and in full force and  effect.  None of the  Grantors  has any interest in, or title to, any Patent,  Trademark  or  Copyright  except as set forth in Schedule
                  IVA hereto.  This  Agreement  is  effective to create a valid and  continuing  Lien on and,  upon filing of  appropriate  financing  statements in the filing  offices  listed on Schedule I hereto and filing of the Patent  Security  Agreements  and the Trademark  Security  Agreements  with the
                  United State Patent and Trademark  Office,  perfected  Liens in favor of Agent on each Grantor' s
                  Patents and Trademarks and such  perfected  Liens are  enforceable as such as against any and all creditors of and  purchasers  from any  Grantor.  Upon filing of the Patent  Security  Agreements and the Trademark  Security  Agreements  with the United  States Patent and Trademark  Office and the  filing  of  appropriate  financing  statements  listed on  Schedule  I  hereto,  all  action necessary  or  desirable  to  protect  and  perfect  Agent's  Lien on each  Grantor's  Patents or
                  Trademarks shall have been duly taken.

                  Schedule IVB sets forth a complete  and correct  list of all  licenses and other user  agreements pursuant to which any  Grantor  manufactures  or sells  Inventory,  included in the  Intellectual
                  Property on the date hereof.

(i)      All titled  motor  vehicles  owned by each Grantor are listed under the name of such Grantor on Schedule V hereto,  by make,  model,  model year and vehicle  identification  number  ("VIN").  Each Grantor shall provide  notice to Agent of, and shall deliver to Agent,  motor vehicle title  certificates for  all  motor  vehicles  owned  by  such  Grantor  from  time to time  that  are  covered  by a certificate  of title,  and shall cause such title  certificates  to be filed (with  Agent's lien noted thereon) in the appropriate state motor vehicle filing office.

5.       COVENANTS

         Without limiting any Grantor's  covenants and agreements  contained in the Credit Agreement and other Loan
         Documents,  each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders,  that from and after the date of this Agreement and until the Termination Date:

(a)      Further Assurances; Pledge of Instruments; Chattel Paper.

(i)      At any time and from time to time,  upon the  written  request  of Agent and at the sole  expense  of such
                           Grantor,  such  Grantor  shall  promptly  and duly  execute and deliver any and all such further  instruments  and  documents  and take such  further  actions  as Agent may deem desirable  to obtain the full  benefits of this  Agreement  and of the rights and powers herein  granted,  including  (A)  securing  all  consents  and  approvals  necessary  or appropriate  for the  assignment  to or for the  benefit  of  Agent  of any  Contractual
                           Obligation,  including  any  License,  held by such  Grantor and to enforce the security interests  granted  hereunder;  and (B) filing any financing or continuation  statements under the Code with  respect  to the Liens  granted  hereunder  or under any other  Loan
                           Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

(ii)     Unless Agent shall  otherwise  consent in writing (which consent may be revoked),  except to the extent of any  Indenture  Requirement  with respect  thereto,  such Grantor shall deliver to Agent all Collateral  consisting of negotiable  Documents,  certificated  securities,  Chattel
                           Paper and  Instruments  (including  Intercompany  Notes) (in each case,  accompanied  by stock powers,  allonges or other  instruments  of transfer  executed in blank)  promptly after such Credit Party  receives the same.  Upon  acquiring any  negotiable  Documents, certificated  securities,  Chattel  Paper or  Instruments  (including  any  Intercompany
                           Notes), such Grantor will provide prompt written notice thereof to Agent.

(iii)    Such  Grantor  shall,  in  accordance  with  the  terms  of  the  Credit  Agreement,   obtain  waivers  or
                           subordinations of Liens from landlords,  bailees and mortgagees,  and such Grantor shall in all instances  obtain signed  acknowledgements  of Agent's Liens from bailees  having possession of such Grantor's Goods that they hold for the benefit of Agent.

(iv)     To the extent  required by Agent,  such Grantor  shall obtain  authenticated  control  letters in form and
                           substance  satisfactory  to  Agent  from  each  issuer  of  uncertificated   securities,
                           securities  intermediary,  or commodities  intermediary issuing or holding any financial assets  or  commodities  to  or  for  such  Grantor.  Agent  shall  not  terminate  such
                           Grantor's  access  to any  such  financial  assets  or  commodities  except  during  the continuation of an Event of Default.

(v)      As required by Section 6 of this Agreement,  and in accordance with Section 2.10 of the Credit  Agreement, such Grantor  shall obtain a blocked  account,  lockbox or similar  agreement  with each bank or financial institution holding a Deposit Account for such Grantor.

(vi)     If such  Grantor  is or  becomes  the  beneficiary  of a letter of  credit,  except  to the  extent of any
                           Indenture  Requirement  with respect  thereto,  such Grantor shall promptly,  and in any event within five (5) Business Days after becoming a  beneficiary,  notify Agent thereof and enter into a  tri-party  agreement  with Agent and the  issuer  and/or  confirmation bank with respect to Letter-of-Credit  Rights assigning such Letter-of-Credit  Rights to
                           Agent and  directing  all  payments  thereunder  to the Agent's  account  identified  in
                           Section 1.4 of the Credit Agreement,  all in form and substance reasonably  satisfactory to Agent.

(vii)    Except to the extent of any  Indenture  Requirement  with respect  thereto,  such  Grantor  shall take all steps  necessary to grant Agent  control of all  electronic  Chattel Paper in accordance with  the  Code  and all  "transferable  records"  as  defined  in  each of the  Uniform
                           Electronic  Transactions  Act and the  Electronic  Signatures  in  Global  and  National
                           Commerce Act.

(viii)   Such Grantor hereby  irrevocably  authorizes Agent at any time and from time to time to file in any filing office in any Uniform  Commercial Code  jurisdiction  any initial  financing  statements and  amendments  thereto that (a) indicate the  Collateral (i) as all assets or personal property  of such  Grantor  or  words of  similar  effect,  regardless  of  whether  any particular  asset  comprised  in the  Collateral  falls within the scope of Article 9 of the Code or such  jurisdiction,  or (ii) as being  of an equal or  lesser  scope or with greater detail,  and (b) contain any other  information  required by part 5 of Article 9 of the Code for the sufficiency or filing office  acceptance of any financing  statement or  amendment,  including  (i)  whether  such  Grantor is an  organization,  the type of organization  and any  organization  identification  number issued to such Grantor,  and
                           (ii) in the case of a  financing  statement  filed as a  fixture  filing  or  indicating
                           Collateral as as-extracted  collateral or timber to be cut, a sufficient  description of real  property  to which the  Collateral  relates.  Such  Grantor  agrees to furnish any such  information  to Agent  promptly  upon request.  Such Grantor also hereby  ratifies its  authorization  for Agent to have filed in any Uniform  Commercial Code jurisdiction any  initial  financing  statements  or  amendments  thereto if filed  prior to the date hereof.

(ix)     Such Grantor  shall  promptly,  and in any event within five (5) Business  Days after the same is acquired by it, notify Agent of any  Commercial  Tort Claim (as defined in the Code)  acquired by it and  unless  otherwise  consented  by Agent  (which  consent  may be  revoked),  such
                           Grantor  shall enter into a supplement  to this  Agreement,  granting to Agent a Lien in such commercial tort claim.

(b)      Maintenance of Records.  Such Grantor shall keep and maintain,  at its own cost and expense,  satisfactory and complete records of the Collateral,  including a record of any and all payments  received and any and all credits  granted  with  respect to the  Collateral  and all other  dealings  with the
                  Collateral.  Such  Grantor  shall mark its books and  records  pertaining  to the  Collateral  to evidence this Agreement and the Liens granted hereby.  If any Grantor  retains  possession of any
                  Chattel Paper or Instruments  (including  Intercompany Notes) with Agent's consent,  such Chattel
                  Paper  and  Instruments  (including  Intercompany  Notes)  shall be  marked  with  the  following legend:  "This  writing  and the  obligations  evidenced  or secured  hereby  are  subject to the security  interest of General  Electric Capital  Corporation,  as Agent, for the benefit of Agent and certain Lenders."

(c)      Covenants Regarding Patent, Trademark and Copyright Collateral.

(i)      Such Grantor  shall notify Agent  immediately  if it knows or has reason to know that any  application  or
                           registration  relating  to  any  Patent,   Trademark  or  Copyright  (now  or  hereafter
                           existing)  may  become  abandoned  or  dedicated,  or of any  adverse  determination  or development  (including the  institution  of, or any such  determination  or development in, any proceeding in the United States Patent and Trademark  Office,  the United States
                           Copyright  Office or any  court)  regarding  such  Grantor's  ownership  of any  Patent,
                           Trademark  or  Copyright,  its right to register  the same,  or to keep and maintain the same.

(ii)     In no event shall such  Grantor,  either  directly or through any agent,  employee,  licensee or designee, file an  application  for the  registration  of any Patent,  Trademark or Copyright with the United States Patent and Trademark  Office,  the United States  Copyright  Office or
                           any similar office or agency without  giving Agent prior written  notice  thereof,  and, upon  request of Agent,  such  Grantor  shall  execute  and  deliver  any and all Patent
                           Security  Agreements,  Copyright Security Agreements or Trademark Security Agreements as
                           Agent may request to evidence Agent's Lien on such Patent,  Trademark or Copyright,  and the General Intangibles of such Grantor relating thereto or represented thereby.

(iii)    Such  Grantor  shall take all actions  necessary  or  requested  by Agent to maintain  and pursue (and not abandon)  each  application,  to obtain the  relevant  registration  and to maintain the registration  of  each of the  Patents,  Trademarks  and  Copyrights  (now or  hereafter existing),  including  the  filing  of  applications  for  renewal,  affidavits  of use, affidavits  of  noncontestability  and  opposition  and  interference  and  cancellation proceedings,  unless  such  Grantor  shall  determine  that such  Patent,  Trademark  or
                           Copyright is not material to the conduct of its business.

(iv)     In  the  event  that  any  of the  Patent,  Trademark  or  Copyright  Collateral  is  infringed  upon,  or misappropriated  or diluted by a third  party,  each  Grantor  shall comply with Section
                           5(a)(ix) of this Agreement.  Such Grantor shall,  unless it shall  reasonably  determine that such infringement,  misappropriation or dilution of Patent,  Trademark or Copyright
                           Collateral  is in no  way  material  to  the  conduct  of its  business  or  operations, promptly sue for infringement,  misappropriation  or dilution and to recover any and all damages for such infringement,  misappropriation or dilution,  and shall take such other actions  as Agent  shall  deem  appropriate  under the  circumstances  to  protect  such
                           Patent, Trademark or Copyright Collateral.

(d)      Indemnification.  In any suit,  proceeding  or  action  brought  by Agent or any  Lender  relating  to any
                  Collateral  for any sum owing  with  respect  thereto or to  enforce  any  rights or claims  with respect thereto,  such Grantor will save,  indemnify and keep Agent and Lenders harmless from and against  all  expense  (including  reasonable  attorneys'  fees  and  expenses),  loss or  damage suffered by reason of any defense,  set-off,  counterclaim,  recoupment or reduction of liability whatsoever of its Account Debtors or other Person  obligated on the Collateral,  arising out of a breach by such  Grantor  of any  obligation  thereunder  or arising  out of any other  agreement, indebtedness  or liability  at any time owing to, or in favor of, such obligor or its  successors from such Grantor,  except in the case of Agent or any Lender, to the extent such expense,  loss, or damage is attributable  solely to the gross negligence or willful  misconduct of Agent or such
                  Lender as finally determined by a court of competent  jurisdiction.  All such obligations of each
                  Grantor  shall be and remain  enforceable  against and only against such Grantor and shall not be enforceable against Agent or any Lender.

(e)      Compliance  with Terms of Accounts,  etc. In all material  respects,  such Grantor will perform and comply with all  obligations  in respect of the  Collateral  and all other  agreements  to which it is a party or by which it is bound relating to the Collateral.

(f)      Limitation  on Liens on  Collateral.  Such  Grantor will not create,  permit or suffer to exist,  and will defend the  Collateral  against,  and take such other action as is necessary to remove,  any Lien on any of the Collateral  except  Permitted  Encumbrances,  and will defend the right,  title and interest  of Agent and  Lenders  in and to any of such  Grantor's  rights  under  the  Collateral against  the  claims  and  demands of all  Persons  whomsoever,  except  claims  pursuant  to the
                  Permitted Encumbrances.

(g)      Limitations on Disposition.  Such Grantor will not sell,  license,  lease,  transfer or otherwise  dispose of any of the  Collateral,  or attempt or contract to do so except as permitted by this Agreement or the Credit Agreement.

(h)      Further  Identification of Collateral.  Subject to the requirements of the Credit Agreement,  such Grantor will, if so requested by Agent,  furnish to Agent,  as often as Agent  requests,  statements  and
                  schedules  further   identifying  and  describing  the  Collateral  and  such  other  reports  in connection  with the  Collateral  as Agent may request,  all in such detail as Agent may specify.
                  Grantor  shall  promptly  notify  Agent in writing  upon  acquiring  any  interest  hereafter  in property  that is of a type  where a  security  interest  or Lien  must be or may be  registered, recorded or filed under,  or notice  thereof given under,  any federal  statute or regulation and that is not already covered by this Agreement.

(i)      Omitted.

(j)      Omitted.

(k)      No  Reincorporation.  Without limiting the  prohibitions on mergers  involving any Grantor as contained in the Credit  Agreement,  none of the Grantors shall  reincorporate or reorganize  itself under the laws of any  jurisdiction  other than the  jurisdiction  in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

(l)      Terminations;  Amendments  Not  Authorized.  Such Grantor  acknowledges  that it is not authorized to file any  financing  statement in respect of the Liens created  hereunder or amendment or  termination statement  with  respect to any  financing  statement in respect of the Liens  created  hereunder without  the prior  written  consent of Agent and agrees that it will not do so without the prior written  consent of Agent,  subject to such  Grantor's  rights under Section  9-509(d)(2)  of the
                  Code.

(m)      Authorized  Terminations.  Agent will  promptly  deliver to such  Grantor  for  filing or  authorize  such
                  Grantor to prepare and file  termination  statements and releases in accordance with Section 9.20 of the Credit Agreement.

6.       BANK ACCOUNTS; COLLECTION OF ACCOUNTS AND PAYMENTS

         Within the time periods  specified in the Credit  Agreement,  each Grantor  shall enter into a bank agency and control  agreement  ("Bank Agency and Control  Agreement"),  in a form  specified by Agent,  with each financial  institution with which each Grantor  maintains from time to time any Deposit Account;  provided that  Grantors  will be allowed to maintain up to ten (10)  Deposit  Accounts,  each with a maximum  daily balance  of  $25,000,  without  entering  into a Bank  Agency and  Control  Agreement.  No  Grantor  shall establish any Deposit Account with any financial  institution  unless prior thereto Agent and such Grantor shall have  entered into a Bank Agency and Control  Agreement  satisfactory  to Agent with such  financial institution.

         To the extent requested by the Agent, each Grantor shall establish a lockbox account  ("Lockbox  Account")
         and blocked  accounts  (collectively,  "Blocked  Accounts") in  such Grantor's name with such banks as are reasonably  acceptable  to Agent  ("Collecting  Banks"),  subject to a Bank Agency and  Control  Agreement pursuant to which all Account  Debtors  shall  directly  remit all  payments on Accounts and in which each
         Grantor will immediately  deposit all cash payments  constituting  proceeds of Collateral in the identical form in which such  payment was made,  whether by cash or check.  In addition,  Agent,  for the benefit of
         Agent  and  Lenders,  may  establish  one or more  depository  accounts  at each  Collecting  Bank or at a centrally  located bank in the name of Agent or any one or more  Grantors as customer  (collectively,  the
         "Concentration  Accounts").  From and after receipt by any Collecting Bank of written notice from Agent to such  Collecting  Bank that an Event of Default  has  occurred  and is  continuing,  all  amounts  held or deposited from time to time in the Blocked  Accounts held by such  Collecting Bank shall be transferred on a daily  basis to Agent  (as  Agent may  direct) or  any of the  Concentration  Accounts;  provided,  that whether or not an Event of Default is  continuing  all accounts  credited to the Lockbox  Account shall be transferred  to Agent's  account on a daily basis.  Subject to the  foregoing,  each Grantor hereby agrees that all  payments  received by Agent or any Lender  whether by cash,  check,  wire  transfer or any other instrument,  made to such  Blocked  Accounts,  Lockbox  Account or  Concentration  Accounts  or  otherwise received  by Agent or any Lender  and  whether on the  Accounts  or as  proceeds  of other  Collateral  or otherwise will be the sole and exclusive  property of Lenders.  Each Grantor,  and any of its  Affiliates,
         employees,  agents and other Persons acting for or in concert with such Grantor  shall,  acting as trustee for Agent and  Lenders,  receive,  as the sole and  exclusive  property  of Lenders,  any moneys,  checks, notes, drafts or other payments relating to and/or  constituting  proceeds of Accounts or other Collateral which come into the possession or under the control of such Grantor or any Affiliates,  employees,  agent, or other Persons acting for or in concert with such Grantor,  and immediately upon receipt  thereof,  such
         Grantor or such Persons  shall  deposit the same or cause the same to be  deposited in kind,  in a Blocked
         Account or other account subject to a Bank Agency and Control Agreement.

         If at any time a  Collecting  Bank is  obligated  to  transfer to Agent or any  Concentration  Account all amounts held or deposited in the Blocked  Accounts held by such Collecting  Bank, no Grantor shall, and no
         Grantor  shall permit any  Subsidiary  to,  accumulate  or maintain  cash in any  disbursement  or payroll account,  as of any date,  in an amount in excess of checks  outstanding  against  such account as of such date and amounts necessary to meet minimum balance requirements.

         Each  Grantor  shall  close each of its deposit  accounts  (and  promptly  establish  replacement  deposit accounts  with a financial  institution  which has executed,  or is willing to execute,  a Bank Agency and
         Control  Agreement) maintained  with any financial institution which is the subject of a notice from Agent that the  creditworthiness of such financial  institution or any of its affiliates is no longer acceptable to Agent,  or that the operating  performance,  funds transfer or  availability  procedures or performance with  respect  to any Bank  Agency  and  Control  Agreement  of such  financial  institution  is no longer acceptable in Agent's reasonable judgment.

7.       AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

         On the Closing Date each Grantor  shall  execute and deliver to Agent a power of attorney  (the "Power of
         Attorney")  substantially  in the form  attached  hereto  as  Exhibit  A. The  power of  attorney  granted pursuant to the Power of Attorney is a power coupled with an interest and shall be  irrevocable  until the
         Termination  Date. The powers  conferred on Agent,  for the benefit of Agent and Lenders,  under the Power of  Attorney  are solely to protect  Agent's  interests  (for the  benefit  of Agent and  Lenders)  in the
         Collateral  and shall not  impose any duty upon Agent or any Lender to  exercise  any such  powers.  Agent agrees  that (a)  except  for the powers  granted  in clause  (h) of the Power of  Attorney,  it shall not exercise  any power or  authority  granted  under the Power of  Attorney  unless an Event of  Default  has occurred and is  continuing,  and (b) Agent shall  account for any moneys  received by Agent in respect of any  foreclosure on or disposition of Collateral  pursuant to the Power of Attorney  provided that none of
         Agent  nor any  Lender  shall  have  any  duty as to any  Collateral,  and  Agent  and  Lenders  shall  be accountable  only for amounts they  actually  receive as a result of the exercise of such powers.  NONE OF
         AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES,  OFFICERS, DIRECTORS,  EMPLOYEES, AGENTS OR REPRESENTATIVES
         SHALL BE  RESPONSIBLE  TO ANY  GRANTOR  FOR ANY ACT OR  FAILURE  TO ACT  UNDER ANY  POWER OF  ATTORNEY  OR
         OTHERWISE,  EXCEPT IN RESPECT  OF DAMAGES  ATTRIBUTABLE  SOLELY TO THEIR OWN GROSS  NEGLIGENCE  OR WILLFUL
         MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT  JURISDICTION,  NOR FOR ANY PUNITIVE,  EXEMPLARY,
         INDIRECT OR CONSEQUENTIAL DAMAGES.

8.       REMEDIES:  RIGHTS UPON DEFAULT

(a)      In addition to all other rights and remedies  granted to it under this  Agreement,  the Credit  Agreement, the other Loan  Documents  and under any other  instrument or agreement  securing,  evidencing or relating  to any of the  Obligations,  if  any  Event  of  Default  shall  have  occurred  and be continuing,  Agent may  exercise  all  rights and  remedies  of a secured  party  under the Code.
                  Without  limiting the  generality of the  foregoing,  each Grantor  expressly  agrees that in any such event Agent,  without demand of performance or other demand,  advertisement or notice of any kind (except the notice  specified  below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which  demands,  advertisements  and notices are hereby  expressly  waived to the maximum extent  permitted by the Code and other applicable law), may forthwith  (personally  or through its agents) enter upon the premises  where any  Collateral is  located  through  self-help,  without  judicial  process,  without  first  obtaining  a final judgment  or giving any  Grantor or any other  Person  notice  and  opportunity  for a hearing on
                  Agent's  claim or  action  and may take  possession  of,  collect,  receive,  assemble,  process, appropriate,  remove and realize upon the  Collateral,  or any part  thereof,  and may  forthwith sell,  lease,  license,  assign,  give an option or options  to  purchase,  or sell or  otherwise dispose of and deliver said  Collateral  (or contract to do so), or any part  thereof,  in one or more  parcels at a public or private  sale or sales,  at any  exchange  at such  prices as it may deem acceptable,  for cash or on credit or for future delivery  without  assumption of any credit risk.  Agent or any Lender  shall have the right upon any such  public  sale or sales and, to the extent  permitted by law,  upon any such  private  sale or sales,  to purchase for the benefit of
                  Agent  and  Lenders,  the  whole or any part of said  Collateral  so sold,  free of any  right or equity of redemption,  which equity of redemption  each Grantor hereby  releases.  Such sales may be  adjourned  and  continued  from time to time with or  without  notice.  Agent  shall have the right to conduct such sales on each  Grantor's  premises or elsewhere and shall have the right to use each Grantor's  premises  without  charge for such time or times as Agent deems  necessary or advisable.

                  If any Event of Default shall have occurred and be continuing,  each Grantor further  agrees,  at
                  Agent's  request,  to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are  reasonably  convenient to Agent and such Grantor,  whether at such
                  Grantor's  premises or  elsewhere.  Without  limiting  the  foregoing,  Agent shall also have the right to require  that each  Grantor  store and keep any  Collateral  pending  further  action by
                  Agent,  and while Collateral is so stored or kept,  provide such guards and maintenance  services as shall be  necessary  to protect  the same and to  preserve  and  maintain  Collateral  in good condition.  Until  Agent is able to  effect  a sale,  lease,  license  or  other  disposition  of
                  Collateral,  Agent shall have the right to hold or use  Collateral,  or any part thereof,  to the extent that it deems  appropriate  for the purpose of  preserving  Collateral or its value or for any other  purpose  deemed  appropriate  by Agent.  Agent  shall not have any  obligation  to any
                  Grantor to maintain or preserve the rights of any Grantor as against  third  parties with respect to Collateral  while Collateral is in the possession of Agent.  Agent may, if it so elects,  seek the  appointment  of a receiver or keeper to take  possession of Collateral and to enforce any of
                  Agent's  remedies  (for the  benefit of Agent and  Lenders),  with  respect  to such  appointment without  prior  notice or hearing as to such  appointment.  Agent shall apply the net proceeds of any such collection,  recovery,  receipt,  appropriation,  realization or sale to the Obligations as provided in the Credit Agreement,  and only after so paying over such net proceeds,  and after the payment by Agent of any other amount  required by any  provision of law,  need Agent  account for the surplus,  if any, to any Grantor.  To the maximum  extent  permitted by  applicable  law, each Grantor waives all claims,  damages,  and demands against Agent or any Lender arising out of the  repossession,  retention  or sale of the  Collateral  except such as arise solely out of the gross negligence or willful  misconduct of Agent or such Lender as finally  determined by a court of competent  jurisdiction.  Each Grantor  agrees that ten (10) days prior notice by Agent of the time and place of any  public  sale or of the time after  which a private  sale may take place is reasonable  notification of such matters.  Notwithstanding  any such notice of sale,  Agent shall not be obligated to make any sale of  Collateral.  In connection  with any sale,  lease,  license or other  disposition  of  Collateral,  Agent may  disclaim  any  warranties  that might arise in connection  therewith  and Agent  shall have no  obligation  to provide  any  warranties  at such time.  Each  Grantor  shall  remain  liable for any  deficiency  if the  proceeds  of any sale or disposition of the Collateral are insufficient to pay all  Obligations,  including any attorneys'
                  fees or other expenses incurred by Agent or any Lender to collect such deficiency.

(b)      Except as  otherwise  specifically  provided  herein,  each Grantor  hereby  waives  presentment,  demand, protest  or any  notice  (to the  maximum  extent  permitted  by  applicable  law) of any kind in connection with this Agreement or any Collateral.

(c)      To the  extent  that  applicable  law  imposes  duties on Agent to  exercise  remedies  in a  commercially
                  reasonable   manner,   each  Grantor   acknowledges  and  agrees  that  it  is  not  commercially unreasonable for Agent (i) to fail to incur expenses  reasonably  deemed  significant by Agent to prepare  Collateral  for  disposition  or  otherwise  to complete raw material or work in process into finished goods or other  finished  products for  disposition,  (ii) if not required by other law, to fail to obtain  governmental  or third party  consents for the  collection or disposition of  Collateral  to be collected or disposed  of,  (iii) to fail to exercise  collection  remedies against  Account  Debtors or other  Persons  obligated on Collateral or to remove Liens on or any adverse claims against  Collateral,  (iv) to exercise collection remedies against Account Debtors and other  Persons  obligated on Collateral  directly or through the use of  collection  agencies
                  and  other  collection   specialists,   (v)  to  advertise  dispositions  of  Collateral  through
                  publications or media of general  circulation,  whether or not the Collateral is of a specialized nature,  (vi) to contact other Persons,  whether or not in the same business as any Grantor,  for expressions  of interest in acquiring  all or any portion of such  Collateral,  (vii) to hire one or more professional  auctioneers to assist in the disposition of Collateral,  whether or not the
                  Collateral is of a  specialized  nature,  (viii) to dispose of  Collateral by utilizing  internet sites that  provide for the auction of assets of the types  included  in the  Collateral  or that have the  reasonable  capacity of doing so, or that match  buyers and sellers of assets,  (ix) to dispose  of  assets  in  wholesale  rather  than  retail  markets,  (x) to  disclaim  disposition warranties,  such as title,  possession or quiet enjoyment,  (xi) to purchase insurance or credit enhancements  to insure Agent against risks of loss,  collection or  disposition of Collateral or to provide to Agent a guaranteed  return from the collection or  disposition  of  Collateral,  or
                  (xii) to the extent  deemed  appropriate  by Agent,  to obtain  the  services  of other  brokers, investment  bankers,  consultants  and other  professionals  to assist Agent in the collection or disposition  of any of the  Collateral.  Each  Grantor  acknowledges  that  the  purpose  of this
                  Section  8(c) is to provide  non-exhaustive  indications  of what  actions or  omissions by Agent would be  commercially  reasonable in Agent's  exercise of remedies  against the  Collateral  and that other  actions or omissions by Agent shall not be deemed  commercially  unreasonable  solely on account of not being  indicated in this Section 8(c).  Without  limitation upon the foregoing, nothing  contained  in this Section 8(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been  granted or imposed by this  Agreement  or by applicable law in the absence of this Section 8(c).

(d)      Neither  Agent nor any Lender  shall be  required  to make any demand  upon,  or pursue or exhaust  any of their rights or remedies  against,  any Grantor,  any other  obligor,  guarantor,  pledgor or any other  Person  with  respect to the  payment of the  Obligations  or to pursue or exhaust  any of their  rights or  remedies  with  respect to any  Collateral  therefor  or any direct or indirect guarantee  thereof.  Neither Agent nor any Lender shall be required to marshal the  Collateral or any guarantee of the  Obligations  or to resort to the  Collateral  or any such  guarantee in any particular  order,  and all of its and their rights  hereunder  or under any other Loan  Document shall  be  cumulative.  To the  extent  it  may  lawfully  do so,  each  Grantor  absolutely  and irrevocably  waives and  relinquishes  the benefit and  advantage of, and covenants not to assert against  Agent or any  Lender,  any  valuation,  stay,  appraisement,  extension,  redemption  or similar  laws  and any and all  rights  or  defenses  it may have as a  surety  now or  hereafter existing which,  but for this  provision,  might be applicable to the sale of any Collateral made under  the  judgment,  order or  decree  of any  court,  or  privately  under  the  power of sale conferred by this Agreement, or otherwise.

9.       GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL

         For the purpose of enabling  Agent to exercise  rights and remedies  under  Section 8  hereof  (including, without limiting the terms of Section 8 hereof, in order to take possession of, hold,  preserve,  process, assemble,  prepare for sale,  market for sale,  sell or otherwise  dispose of  Collateral) at such time as
         Agent shall be lawfully  entitled to exercise  such rights and  remedies,  each Grantor  hereby  grants to
         Agent, for the benefit of Agent and Lenders, an irrevocable,  nonexclusive  license  (exercisable  without payment of royalty or other  compensation to such Grantor) to use,  license or sublicense any Intellectual
         Property  now owned or hereafter  acquired by such  Grantor,  and  wherever  the same may be located,  and including  in such  license  access to all media in which any of the  licensed  items may be  recorded  or stored and to all computer  software  and programs  used for the  compilation  or printout  thereof and an irrevocable  license  (exercisable  without payment of rent or other  compensation to such Grantor) to use and occupy all real estate owned or leased by such Grantor;  provided,  however, that if and to the extent that the grant of  license  to Agent  would  result  in a  violation  of any  agreements  relating  to the
         Intellectual  Property or the real estate or cause any such agreement to be void or voidable,  the license granted  hereunder  shall be deemed  limited to only such license or rights as Grantors may be  authorized to give without consent under such agreements without breaching or voiding such agreements.

10.      LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL

         Agent and each Lender  shall use  reasonable  care with respect to the  Collateral  in its  possession  or under its  control.  Neither  Agent nor any Lender shall have any other duty as to any  Collateral  in its possession  or control or in the  possession  or control of any agent or nominee of Agent or such  Lender, or any income  thereon or as to the  preservation  of rights  against  prior  parties or any other  rights pertaining  thereto.  Agent  shall  not be  liable  or  responsible  for any loss or  damage to any of the
         Collateral,  or for  any  diminution  in the  value  thereof,  by  reason  of the act or  omission  of any warehousemen,  carrier,  forwarding  agency,  consignee or other agent or bailee selected by Agent in good faith.

11.      REINSTATEMENT

         This Agreement  shall remain in full force and effect and continue to be effective  should any petition be filed by or against any Grantor for  liquidation or  reorganization,  should any Grantor become  insolvent or make an  assignment  for the benefit of any  creditor or  creditors  or should a receiver or trustee be appointed for all or any significant part of any Grantor's  assets,  and shall continue to be effective or be  reinstated,  as the case may be, if at any time payment and  performance  of the  Obligations,  or any part  thereof,  is,  pursuant to  applicable  law,  rescinded or reduced in amount,  or must  otherwise be restored or returned by any obligee of the Obligations,  whether as a "voidable  preference,"  "fraudulent conveyance,"  or  otherwise,  all as though such payment or  performance  had not been made.  In the event that any payment,  or any part  thereof,  is rescinded,  reduced,  restored or returned,  the  Obligations shall be reinstated  and deemed reduced only by such amount paid and not so rescinded,  reduced,  restored or returned.

12.      SURETYSHIP WAIVERS BY GRANTOR; OBLIGATIONS ABSOLUTE

(a)      Except as expressly provided herein,  each Grantor waives demand,  notice,  protest,  notice of acceptance of this Agreement,  notice of loans made,  credit extended,  collateral  received or delivered or other  action  taken in reliance  hereon and all other  demands  and  notices of any  description thereof,  all in such manner and at such time or times as Agent may deem  advisable.  Agent shall have no duty as to the collection or protection of the Collateral or any income  thereon,  nor as to the  preservation  of rights against prior parties,  nor as to the  preservation of any rights pertaining thereto beyond the safe custody thereof.

(b)      All rights of Agent  hereunder,  the Security  Interests  and all  obligations  of each Grantor  hereunder shall be absolute and  unconditional  irrespective of (a) any lack of validity or  enforceability of the Credit  Agreement,  any other Loan  Document,  any  agreement  with  respect to any of the
                  Obligations  or any other  agreement  or  instrument  relating to any of the  foregoing,  (b) any change in the time,  manner or place of  payment  of, or in any other  term of, all or any of the
                  Obligations,  or any other  amendment  or  waiver of or any  consent  to any  departure  from the
                  Credit  Agreement,  any other  Loan  Document,  or any other  agreement  or  instrument,  (c) any exchange,  release  or  non-perfection  of any  Lien  on  other  collateral,  or any  release  or amendment or waiver of or consent under or departure  from or any  acceptance of partial  payment thereon and or  settlement,  compromise  or adjustment  of any  Obligation  or of any  guarantee, securing  or  guaranteeing  all or any of the  Obligations,  or (d) any other  circumstance  that might  otherwise  constitute a defense  available  to, or a discharge of, such Grantor in respect of the Obligations or this Agreement.

13.      EXPENSES AND ATTORNEY'S FEES

         Without  limiting  any  Grantor's  obligations  under the Credit  Agreement  or the other Loan  Documents,
         Grantors  agree,  jointly  and  severally,  to  promptly  pay all  fees,  costs  and  expenses  (including reasonable  attorneys'  fees and  expenses  and  allocated  costs of  internal  legal  staff)  incurred in connection with (a) protecting,  storing,  warehousing,  appraising,  insuring, handling,  maintaining and shipping the  Collateral,  (b)  creating,  perfecting,  maintaining  and  enforcing  Agent's Liens and (c)
         collecting,  enforcing,  retaking,  holding,  preparing  for  disposition,  processing  and  disposing  of
         Collateral.

14.      NOTICES

         Any notice or other  communication  required shall be in writing  addressed to the respective party as set forth below and may be personally served,  telecopied,  sent by overnight courier service or U.S. mail and shall be deemed to have been given:  (a) if  delivered  in person,  when  delivered;  (b) if  delivered by fax, on the date of transmission if transmitted on a Business Day before  4:00 p.m.  New York Time; (c) if delivered by overnight  courier,  one (1) Business Day after delivery to the courier  properly  addressed;
         or (d) if delivered by U.S. mail,  four (4) Business Days after deposit with postage  prepaid and properly addressed.

         Notices shall be addressed as follows:

                  If to any Grantor:                 c/o O'SULLIVAN INDUSTRIES, INC.
                                                     1900 Gulf Street
                                                     Lamar, Missouri 64759
                                                     Attn:  President, Chief Executive Officer and General Counsel
                                                     Fax:  (417) 682-8120

                  With a copy to:                    KIRKLAND & ELLIS LLP
                                                     Citigroup Center
                                                     153 East 53rd Street
                                                     New York, NY 10022-4675
                                                     Attn:  Joshua N. Korff, Kimberly P. Taylor
                                                     Fax:  (212) 446-4900

                  If to Agent or GE Capital:         GENERAL ELECTRIC CAPITAL CORPORATION
                                                     335 Madison Avenue, 12th Floor
                                                     New York, NY 10017
                                                     Attn:  O'Sullivan Account Officer
                                                     Fax:  (212) 983-8767

                  With a copy to:                    GENERAL ELECTRIC CAPITAL CORPORATION
                                                     201 High Ridge Road
                                                     Stamford, Connecticut  06927-5100
                                                     Attn:  Corporate Counsel
                                                     Corporate Financial Services - Global Sponsor Finance
                                                     Fax:  (203) 316-7899

                                                     and

                                                     GENERAL ELECTRIC CAPITAL CORPORATION
                                                     500 West Monroe Street
                                                     Chicago, Illinois 60661
                                                     Attn:  Corporate Counsel
                                                     Corporate Financial Services - Global Sponsor Finance
                                                     Fax:  (312) 441-6876

15.      SEVERABILITY

         The  invalidity,  illegality,  or  unenforceability  in any  jurisdiction  of any provision under the Loan
         Documents shall not affect or impair the remaining provisions in the Loan Documents.

16.      NO WAIVER; CUMULATIVE REMEDIES

         Neither Agent nor any Lender shall by any act,  delay,  omission or otherwise be deemed to have waived any of its rights or remedies hereunder,  and no waiver shall be valid unless in writing,  signed by Agent and then only to the extent  therein  set  forth.  A waiver by Agent of any right or remedy  hereunder  on any one occasion  shall not be construed as a bar to any right or remedy which Agent would  otherwise have had on any future  occasion.  No failure to exercise nor any delay in  exercising  on the part of Agent or any
         Lender, any right, power or privilege  hereunder,  shall operate as a waiver thereof, nor shall any single or partial  exercise of any right,  power or privilege  hereunder  preclude  any other or future  exercise thereof or the  exercise  of any other  right,  power or  privilege.  The rights  and  remedies  hereunder provided are cumulative and may be exercised singly or  concurrently,  and are not exclusive of any rights and remedies  provided by law. None of the terms or provisions of this  Agreement may be waived,  altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

17.      LIMITATION BY LAW

         All rights,  remedies and powers  provided in this  Agreement may be exercised only to the extent that the exercise  thereof  does not  violate any  applicable  provision  of law,  and all the  provisions  of this
         Agreement  are  intended  to be  subject  to  all  applicable  mandatory  provisions  of law  that  may be controlling  and to be limited  to the extent  necessary  so that they  shall not  render  this  Agreement invalid,  unenforceable,  in whole or in part,  or not entitled to be recorded,  registered or filed under the provisions of any applicable law.

18.      TERMINATION OF THIS AGREEMENT

         Subject to Section 11 hereof,  this Agreement  shall terminate upon the  Termination  Date.  Following the termination of this agreement,  Agent shall, upon reasonable request,  and at the sole cost and expense of
         Grantors,  execute  such  termination  statements  and other  releases (in form and  substance  reasonably satisfactory to Agent) with respect to security granted  hereunder,  and Agent shall at such time transfer any  Instrument  or Chattel  Paper or other item of  Collateral  delivered  to the Agent  hereunder to the
         Grantors, without recourse and without representation of warranty.

19.      SUCCESSORS AND ASSIGNS

         This  Agreement and all  obligations  of each Grantor  hereunder  shall be binding upon the successors and permitted  assigns of such Grantor  (including  any  debtor-in-possession  on behalf of such  Grantor) and shall,  together with the rights and remedies of Agent,  for the benefit of Agent and Lenders,  hereunder, inure to the benefit of Agent and Lenders,  all future  holders of any  instrument  evidencing  any of the
         Obligations  and their  respective  successors  and permitted  assigns except that Grantors may not assign any of their rights or obligations  hereunder  without the written consent of all Lenders which assignment without such consent shall be void. No sales of  participations,  other sales,  assignments,  transfers or other  dispositions  of any agreement  governing or instrument  evidencing the  Obligations or any portion thereof or  interest  therein  shall in any manner  impair the Lien  granted to Agent,  for the benefit of
         Agent and Lenders, hereunder.

20.      COUNTERPARTS

         This  Agreement and any  amendments,  waivers,  consents or  supplements  may be executed in any number of counterparts  and by different  parties  hereto in separate  counterparts,  each of which when so executed and delivered shall be deemed an original,  but all of which  counterparts  together shall  constitute but one in the same  instrument.  This  Agreement  shall become  effective upon the execution of a counterpart hereof by each of the parties hereto.

21.      GOVERNING LAW

(a)      THIS  SECURITY  AGREEMENT  AND THE  OBLIGATIONS  ARISING  HEREUNDER  SHALL BE  GOVERNED  BY,  AND SHALL BE
                  CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH THE  INTERNAL  LAWS OF THE STATE OF NEW YORK WITHOUT
                  REGARD TO  CONFLICTS OF LAW  PRINCIPLES  WHICH SHALL BE DEEMED NOT TO INCLUDE  SECTION  5-1401 OF
                  THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)      EACH GRANTOR  HEREBY  CONSENTS TO THE  JURISDICTION  OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK
                  COUNTY,  STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION,  ALL ACTIONS
                  OR PROCEEDINGS  ARISING OUT OF OR RELATING TO THIS  AGREEMENT OR THE OTHER LOAN  DOCUMENTS  SHALL
                  BE LITIGATED IN SUCH COURTS.  EACH  GRANTOR  EXPRESSLY  SUBMITS AND CONSENTS TO THE  JURISDICTION
                  OF THE  AFORESAID  COURTS AND WAIVES ANY DEFENSE OF FORUM NON  CONVENIENS.  EACH  GRANTOR  HEREBY
                  WAIVES  PERSONAL  SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH  SERVICE OF PROCESS MAY
                  BE MADE UPON SUCH GRANTOR BY CERTIFIED OR REGISTERED MAIL,  RETURN RECEIPT  REQUESTED,  ADDRESSED
                  TO SUCH  GRANTOR,  AT THE  ADDRESS  SET FORTH IN THIS  AGREEMENT  AND  SERVICE  SO MADE  SHALL BE
                  COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

22.      WAIVER OF JURY TRIAL

         EACH  GRANTOR  HEREBY  WAIVES  ITS  RIGHTS TO A JURY  TRIAL OF ANY CLAIM OR CAUSE OF ACTION  BASED UPON OR
         ARISING OUT OF THIS  SECURITY  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS.  EACH GRANTOR  ACKNOWLEDGES  THAT
         THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS  RELATIONSHIP,  AND THAT AGENT HAS RELIED ON
         THE WAIVER IN ENTERING  INTO THIS  SECURITY  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS AND WILL CONTINUE TO
         RELY ON THE WAIVER IN THEIR  RELATED  FUTURE  DEALINGS.  EACH GRANTOR  WARRANTS AND  REPRESENTS  THAT SUCH
         GRANTOR HAS HAD THE  OPPORTUNITY OF REVIEWING  THIS JURY WAIVER WITH LEGAL COUNSEL,  AND THAT SUCH GRANTOR
         KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

23.      HEADINGS

         Section and  subsection  headings  are included  herein for  convenience  of reference  only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

24.      NO STRICT CONSTRUCTION

         The parties hereto have  participated  jointly in the negotiation  and drafting of this Agreement.  In the event an ambiguity or question of intent or  interpretation  arises,  this Agreement shall be construed as if drafted  jointly by the parties  hereto and no  presumption  or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

25.      ADVICE OF COUNSEL

         Each of the parties  represents  to each other party  hereto that it has  discussed  this  Agreement  and, specifically, the provisions of Section 21 and Section 22, with its counsel.

26.      BENEFIT OF LENDERS

         All Liens granted or contemplated  hereby shall be for the benefit of Agent and Lenders,  and all proceeds or payments  realized from  Collateral  in  accordance  herewith  shall be applied to the  Obligations  in accordance with the terms of the Credit Agreement.

27.      INTERCREDITOR AGREEMENT

         The security  interest of Agent in favor of Lenders  granted  hereunder  and the rights of such parties in respect  thereof  shall be  subject  to the terms of the  Intercreditor  Agreement  and  Article 10 of the
         Senior Notes Indenture.

28.      PERFORMANCE BY GRANTORS

         Notwithstanding  anything  to the  contrary,  no Grantor  shall be  required  to perform  any  covenant or agreement of this Security  Agreement as to Trustee  First Lien  Collateral to the extent of any Indenture
         Requirement as to such Trustee First Lien Collateral and so long as such Indenture Requirement continues.

                                             [SIGNATURE PAGE FOLLOWS]

                                  [SIGNATURE PAGE TO PENHALL SECURITY AGREEMENT]

-

                                  SIGNATURE PAGE TO O'SULLIVAN SECURITY AGREEMENT
IN WITNESS  WHEREOF,  each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                                              O'SULLIVAN INDUSTRIES, INC.,
                                                              as a Grantor

                                                              By:
                                                                   Name:  _____________________________
                                                                   Title:    _____________________________

                                                              O'SULLIVAN FURNITURE FACTORY OUTLET, INC.,
                                                              as a Grantor

                                                              By:
                                                                   Name:  _____________________________
                                                                   Title:    _____________________________

                                                              O'SULLIVAN INDUSTRIES - VIRGINIA, INC.,
                                                              as a Grantor

                                                              By:
                                                                   Name:  _____________________________
                                                                   Title:    _____________________________

                                                              GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

                                                              By:
                                                                   Name:  _____________________________
                                                                   Title:    _____________________________

Sched I-1

                                                    SCHEDULE I
                                                        to
                                                SECURITY AGREEMENT

                                               FILING JURISDICTIONS

O'Sullivan Industries, Inc.

O'Sullivan Furniture Factory Outlet, Inc.

O'Sullivan Industries - Virginia, Inc.

                                                    Sched II-1

                                                    SCHEDULE II
                                                        to
                                                SECURITY AGREEMENT

                                                    INSTRUMENTS
                                                   CHATTEL PAPER
                                                        AND
                                              LETTER OF CREDIT RIGHTS

Sched IIIA-1

                                                   SCHEDULE IIIA
                                                        to
                                                SECURITY AGREEMENT

                                          SCHEDULE OF OFFICES, LOCATIONS
                                       OF COLLATERAL AND RECORDS CONCERNING
                                     O'SULLIVAN INDUSTRIES, INC.'S COLLATERAL

I.       Grantor's official name:  O'Sullivan Industries, Inc.

II.      Type of entity (e.g.  corporation,  partnership,  business trust, limited  partnership,  limited liability company):  a corporation

III.     Organizational  identification  number issued by Grantor's  state of  incorporation  or  organization or a statement that no such number has been issued:

IV.      State or Incorporation or Organization of Grantor:  Delaware

V.       Chief Executive Office and principal place of business of Grantor:

                   1900 Gulf Street
                   Lamar, Missouri 64759-1849

VI.      Corporate Offices of Grantor:

VII.     Warehouses:

VIII.    Other Premises at which Collateral is Stored or Located:

IX.      Locations of Records Concerning Collateral:

Sched IIIB-1

                                                   SCHEDULE IIIB
                                                        to
                                                SECURITY AGREEMENT

                                          SCHEDULE OF OFFICES, LOCATIONS
                                       OF COLLATERAL AND RECORDS CONCERNING
                              O'SULLIVAN FURNITURE FACTORY OUTLET, INC.'S COLLATERAL

I.       Grantor's official name:  O'Sullivan Furniture Factory Outlet, Inc.

II.      Type of entity (e.g.  corporation,  partnership,  business trust, limited  partnership,  limited liability company):  a corporation

III.     Organizational  identification  number issued by Grantor's  state of  incorporation  or  organization or a statement that no such number has been issued:

IV.      State or Incorporation or Organization of Grantor: Missouri

V.       Chief Executive Office and principal place of business of Grantor:

VI.      Corporate Offices of Grantor:

VII.     Warehouses:

VIII.    Other Premises at which Collateral is Stored or Located:

IX.      Locations of Records Concerning Collateral:

Sched IIID-1

                                                   SCHEDULE IIIC
                                                        to
                                                SECURITY AGREEMENT

                                          SCHEDULE OF OFFICES, LOCATIONS
                                       OF COLLATERAL AND RECORDS CONCERNING
                                O'SULLIVAN INDUSTRIES - VIRGINIA, INC.'S COLLATERAL

I.       Grantor's official name:  O'Sullivan Industries - Virginia, Inc.

II.      Type of entity (e.g.  corporation,  partnership,  business trust, limited  partnership,  limited liability company):  a corporation

III.     Organizational  identification  number issued by Grantor's  state of  incorporation  or  organization or a statement that no such number has been issued:

IV.      State or Incorporation or Organization:  Virginia

V.       Chief Executive Office and principal place of business of Grantor:

VI.      Corporate Offices of Grantor:

VII.     Warehouses:

VIII.    Other Premises at which Collateral is Stored or Located:

IX.      Locations of Records Concerning Collateral:

Sched IVA-1

                                                   SCHEDULE IVA
                                                        to
                                                SECURITY AGREEMENT

                                        PATENTS, TRADEMARKS AND COPYRIGHTS

      O'Sullivan Industries, Inc.        O'Sullivan Furniture Factory Outlet,    O'Sullivan Industries - Virginia,
                                                         Inc.                                   Inc.

Sched IVB-1

                                                   SCHEDULE IVB
                                                        to
                                                SECURITY AGREEMENT

                                                     LICENSES

Sched VI-1

                                                    SCHEDULE V
                                                        to
                                                SECURITY AGREEMENT

                                                  MOTOR VEHICLES

O'Sullivan Industries, Inc.

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O'Sullivan Furniture Factory Outlet, Inc.:

O'Sullivan Industries - Virginia, Inc.:

A-2

                                                     EXHIBIT A

                                                 POWER OF ATTORNEY

         This Power of Attorney is executed  and  delivered  by each of  O'Sullivan  Industries,  Inc.,  O'Sullivan
Furniture Factory Outlet, Inc.,  O'Sullivan Industries - Virginia,  Inc. and O'Sullivan  Industries Holdings,  Inc.
(referred to herein  individually  as  "Grantor"  and  collectively  as  "Grantors")  to General  Electric  Capital
Corporation,  a Delaware  corporation  (hereinafter  referred to as "Attorney"),  as Agent for the benefit of Agent and Lenders,  under a Credit Agreement and a Security  Agreement,  both dated as of  September 29,  2003, and other related  documents  (the "Loan  Documents").  No person to whom this Power of Attorney is  presented,  as authority for  Attorney  to take any  action or actions  contemplated  hereby,  shall be  required  to  inquire  into or seek confirmation  from any Grantor as to the  authority of Attorney to take any action  described  below,  or as to the existence of or  fulfillment  of any  condition  to this Power of Attorney,  which is intended to grant to Attorney unconditionally  the authority to take and perform the actions  contemplated  herein, and each Grantor  irrevocably waives any right to  commence  any suit or action,  in law or equity,  against  any person or entity  which acts in reliance upon or acknowledges  the authority  granted under this Power of Attorney.  The power of attorney  granted hereby is coupled with an interest,  and may not be revoked or canceled by any Grantor without  Attorney's  written consent.

         Each Grantor hereby irrevocably  constitutes and appoints Attorney (and all officers,  employees or agents designated by Attorney),  with full power of substitution,  as such Grantor's true and lawful attorney-in-fact with full  irrevocable  power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney's  discretion,  to take any and all  appropriate  action and to execute and deliver any and all documents and  instruments  which may be necessary or desirable to accomplish  the purposes of the Loan  Documents  upon the  occurrence  and during  the  continuance  of an Event of  Default as defined  and described in the Loan Documents.  Without  limiting the generality of the foregoing,  each Grantor hereby grants to
Attorney the power and right,  on behalf of such Grantor,  without  notice to or assent by any Grantor,  and at any time, to do the following  upon the occurrence  and during the  continuance of an Event of Default:  (a) change the mailing  address of such  Grantor,  open a post office box on behalf of such  Grantor,  open mail for such Grantor, and ask, demand,  collect,  give  acquittances and receipts for, take possession of, endorse any invoices,  freight or  express  bills,  bills  of  lading,  storage  or  warehouse  receipts,  drafts  against  debtors,  assignments, verifications,  and notices in connection  with any property of such  Grantor;  (b) effect any repairs to any asset of such Grantor,  or continue or obtain any  insurance  and pay all or any part of the premiums  therefor and costs thereof,  and make, settle and adjust all claims under such policies of insurance,  and make all determinations and decisions  with respect to such  policies;  (c) pay or discharge any taxes,  liens,  security  interests,  or other encumbrances  levied or placed on or threatened  against such Grantor or its property;  (d) defend any suit, action or proceeding  brought  against such Grantor if such Grantor does not defend such suit,  action or proceeding or if
Attorney  believes  that such Grantor is not pursuing  such defense in a manner that will  maximize the recovery to
Attorney,  and settle,  compromise or adjust any suit,  action,  or proceeding  described  above and, in connection therewith,  give such  discharges  or releases as Attorney may deem  appropriate;  (e) file or prosecute any claim, litigation,  suit or proceeding in any court of competent jurisdiction or before any arbitrator,  or take any other action otherwise  deemed  appropriate by Attorney for the purpose of collecting any and all such moneys due to such
Grantor  whenever  payable  and to enforce  any other right in respect of such  Grantor's  property;  (f) cause the certified  public  accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request,  the following reports:  (1) a reconciliation of all accounts,  (2)
an aging of all accounts,  (3) trial  balances,  (4) test  verifications  of such accounts as Attorney may request, and (5) the results of each physical  verification of inventory;  (g) communicate in its own name with any party to any  Contract  with regard to the  assignment  of the right,  title and  interest of such  Grantor in and under the
Contracts and other matters relating  thereto;  (h) to file such financing  statements with respect to the Security
Agreement,  with or  without  such  Grantor's  signature,  or to file a  photocopy  of the  Security  Agreement  in substitution  for a financing  statement,  as Agent may deem appropriate and to execute in such Grantor's name such financing  statements  and  amendments  thereto  and  continuation  statements  which may  require  such  Grantor's signature;  (i)  execute,  in  connection  with  any sale  provided  for in any Loan  Document,  any  endorsements, assignments  or other  instruments  of conveyance or transfer  with respect to any  collateral  subject to the Loan
Documents  and to  otherwise  direct such sale or resale;  (j)  exercise the rights of such Grantor with respect to the  obligation  of all account  debtors to make payment or  otherwise  render  performance  to such  Grantor;  (k)
exercise the rights of such Grantor to, and take any and all actions that  Attorney  deems  appropriate  to realize the benefit of, any  intellectual  property;  and (l) assert any claims such  Grantor may have,  from time to time, against any other party to any  contract to which such  Grantor is a party and to  otherwise  exercise any right or remedy of such Grantor  thereunder,  all as though Attorney were the absolute owner of the property of such Grantor for all purposes,  and to do, at Attorney's  option and such Grantor's  expense,  at any time or from time to time, all acts and other things that  Attorney  reasonably  deems  necessary to perfect,  preserve,  or realize upon such
Grantor's  property or assets and  Attorney's  Liens  thereon,  all as fully and  effectively as such Grantor might
do. Each Grantor  hereby  ratifies,  to the extent  permitted by law, all that said Attorney  shall  lawfully do or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  this Power of Attorney is executed by each Grantor  pursuant to the authority of its board of directors on this _____ day of September, 2003.

                                                              O'SULLIVAN INDUSTRIES, INC.

                                                              By:
                                                                       Name:
                                                                       Title:

                                                              O'SULLIVAN FURNITURE FACTORY OUTLET, INC.,

                                                              By:
                                                                       Name:
                                                                       Title:

                                                              O'SULLIVAN INDUSTRIES - VIRGINIA, INC.,

                                                              By:
                                                                       Name:
                                                                       Title:

                                                              O'SULLIVAN INDUSTRIES HOLDINGS, INC.,

                                                              By:
                                                                       Name:
                                                                       Title:

                                             NOTARY PUBLIC CERTIFICATE

         On this  _____ day of  ______________,  2003,  Phillip  J. Pacey who is  personally  known to me  appeared before me in his/her  capacity as the Senior Vice President and Chief Financial  Officer of O'Sullivan  Industries,
Inc.  and executed on behalf of  O'Sullivan  Industries,  Inc.  the Power of Attorney in favor of General  Electric
Capital Corporation to which this Certificate is attached.

                                                              Notary Public

                                             NOTARY PUBLIC CERTIFICATE

         On this  _____ day of  ______________,  2003,  Phillip  J. Pacey who is  personally  known to me  appeared before me in his/her  capacity as the Senior Vice  President and Chief  Financial  Officer of O'Sullivan  Furniture
Factory Outlet,  Inc. and executed on behalf of O'Sullivan  Furniture Factory Outlet, Inc. the Power of Attorney in
favor of General Electric Capital Corporation to which this Certificate is attached.

                                                              Notary Public

                                             NOTARY PUBLIC CERTIFICATE

         On this  _____ day of  ______________,  2003,  Phillip  J. Pacey who is  personally  known to me  appeared before me in his/her capacity as the Senior Vice President and Chief Financial  Officer of O'Sullivan  Industries -
Virginia,  Inc. and executed on behalf of O'Sullivan Industries - Virginia,  Inc. the Power of Attorney in favor of
General Electric Capital Corporation to which this Certificate is attached.

                                                              Notary Public

                                             NOTARY PUBLIC CERTIFICATE

         On this  _____ day of  ______________,  2003,  Phillip  J. Pacey who is  personally  known to me  appeared before me in his/her  capacity as the Senior Vice President and Chief  Financial  Officer of O'Sullivan  Industries
Holdings,  Inc. and executed on behalf of O'Sullivan  Industries  Holdings,  Inc. the Power of Attorney in favor of
General Electric Capital Corporation to which this Certificate is attached.

                                                              Notary Public

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